UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BARNES & NOBLE, INC.

(Name of Registrant as Specified in Its Charter)

YUCAIPA AMERICAN ALLIANCE FUND II, L.P.

YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND II, L.P.

YUCAIPA AMERICAN ALLIANCE FUND II, LLC

YUCAIPA AMERICAN FUNDS, LLC

YUCAIPA AMERICAN MANAGEMENT, LLC

THE YUCAIPA COMPANIES LLC

RONALD W. BURKLE

STEPHEN F. BOLLENBACH

MICHAEL S. MCQUARY

ROBERT P. BERMINGHAM

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On September 23, 2010, The Yucaipa Companies requested that Barnes & Noble e-mail the following communication to its employees on behalf of The Yucaipa Companies:

Voting for Yucaipa’s Nominees and Proposal at the 2010 Annual Meeting of Stockholders

The 2010 Annual Meeting of Stockholders, which will be held this year on September 28th, is an important event for the Company’s future, and your vote – no matter how many shares you own – is extremely important.

Yucaipa is soliciting proxies to elect its nominees to the Barnes & Noble Board of Directors and to approve its proposal to amend Barnes & Noble’s poison pill at the 2010 Annual Meeting of Stockholders. If you owned Barnes & Noble shares as of August 16, 2010, you should have received separate proxy materials from Yucaipa and from Barnes & Noble. Yucaipa’s proxy materials include a GOLD proxy card or voting instruction card. Barnes & Noble’s materials include a White proxy card.

Your proxy card or voting instruction card will look different depending on how you hold your shares, but the general voting principles are the same.

You are being asked to vote on three, separate proposals. If you want to vote as Yucaipa recommends, you would vote using the GOLD card:

•	FOR all of Yucaipa’s director nominees on Proposal 1;

•	FOR the ratification of BDO USA, LLP as the Company’s independent registered public accountants on Proposal 2; and

•	FOR Yucaipa’s proposal to amend the poison pill on Proposal 3.

Your voting instructions with respect to your shares held in a brokerage account or in the 401(k) plan are strictly confidential. No one at Barnes & Noble will know how you voted.

The deadline to vote any shares you hold in the 401(k) plan is this Friday, September 24th at 5:00 p.m. Eastern time. The deadline to vote any shares you hold of record or through a bank or broker is Monday, September 27th at 11:59 p.m. Eastern time.

Below is a brief FAQ that addresses some common questions from stockholders:

1.	Is my vote confidential?

YES. If you hold your shares through a bank or a broker, or in Barnes & Noble’s 401(k) plan, your vote will be held in strict confidence. Neither Barnes & Noble, Yucaipa or anyone else will know how you voted these shares.

2.	How do I vote my shares?

Because the annual meeting is on Tuesday, you should vote by telephone or the internet in order for your vote to count. The instructions on how to vote by telephone or internet is printed on the GOLD proxy card or GOLD voting instruction card.

3.	What should I do if I have shares in more than one account?

If you hold shares in more than one account (for example, unvested restricted stock or vested shares), you should have received a GOLD proxy card or GOLD voting instruction form for each of those accounts and you will need to vote each card or instruction form you receive to ensure that all of your shares are voted. If you vote by telephone or internet, you will need to refer to the unique Control Number on each GOLD proxy card or GOLD voting instruction form you receive.

4.	What if I hold my shares through a bank or broker?

If you hold your shares through a bank or broker, you will receive proxy materials through that firm, which will vote your shares on your behalf only upon receiving specific instructions. It is important that you follow the directions provided on the GOLD voting instruction form from your bank or broker in order to instruct your bank or broker on how to vote your shares.

5.	What if I hold shares in Barnes & Noble’s 401(k) plan?

If you participate in the B&N 401(k) Plan, Fidelity should have sent you proxy materials and instructions as to how to vote. If you want to instruct Fidelity how to vote on your behalf, you should follow the directions shown on the GOLD voting instruction card. If you need another copy of the GOLD voting instruction card, please call Kimberley Moran of Fidelity at (508) 787-6325. The deadline to vote your shares in the 401(k) plan is 5:00 pm Eastern time, this Friday, September 24th.

6.	I voted my White card, but now I want to vote for Yucaipa. How do I change my vote?

You are free to change your vote to support Yucaipa. Only the latest-dated proxy card or voting instruction card returned counts. The easiest way to change your vote is by voting your GOLD card through the phone or internet.

7.	What should I do with the White proxy cards I receive?

We urge you to simply DISCARD any White card you may receive. You should not do anything with it—not even return it indicating “Withhold” on Barnes & Noble’s nominees. This is because any vote you cast on the White card will cancel any vote you previously cast on the GOLD card.

8.	I forgot which card I filled out/I accidently filled out the White card/I may have filled my card out wrong – what do I do now?

If you voted incorrectly or aren’t sure how you voted, you may vote again. Only the latest-dated proxy card or voting instruction card returned counts. You can change your vote by voting again by phone or internet as instructed on the GOLD proxy card or GOLD voting instruction card.

9.	What does the GOLD proxy card look like?

GOLD PROXY CARD

BARNES & NOBLE, INC.
2010 ANNUAL MEETING OF STOCKHOLDERS

THIS GOLD PROXY IS SOLICITED ON BEHALF OF YUCAIPA AMERICAN ALLIANCE FUND II, L.P. AND YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND II, L.P.

The undersigned hereby appoints Ronald W. Burkle and Robert P. Bermingham, and each of them, as the undersigned's proxies and agents, with full power of substitution and re-substitution, to vote all shares of common stock of Barnes & Noble, Inc. (the "***Company***") which the undersigned would be entitled to vote if personally present at the 2010 Annual Meeting of Stockholders of the Company scheduled to be held on Tuesday, September 28, 2010 (including any adjournments, postponements or continuations thereof the "***Annual Meeting***").

The solicitation is being made on behalf of Yucaipa American Alliance Fund II, L.P., a Delaware limited partnership, and Yucaipa American Alliance (Parallel) Fund II, L.P., a Delaware limited partnership (together with Yucaipa American Alliance Fund II, L.P., "***Yucaipa***"). Yucaipa is nominating the three director nominees named in Proposal 1 and Proposal 3 is being proposed by Yucaipa.

The undersigned hereby acknowledges receipt of Yucaipa's Proxy Statement dated August 24, 2010, revokes any other proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the proxies named herein, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed on the reverse side, and in the discretion of the proxies named herein or their substitutes with respect to any other matters that properly come before the Annual Meeting and that are unknown a reasonable time before Yucaipa's solicitation of proxies (including any motions to cancel, adjourn, continue or postpone the Annual Meeting).

SAMPLE

Signature

Signature (If held jointly)

Title of Authority

Date

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partner should indicate their positions when signing.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE TODAY.

Barnes & Noble, Inc. **PROXY**

If you sign, date and return this GOLD Proxy Card without indicating below how you want your shares to be voted, your shares will be voted "FOR" the election of Yucaipa's Nominees Ronald W. Burkle, Stephen F. Bollenbach and Michael S. McQuary (Proposal 1), "FOR" the Ratification of the Selection of BDO USA, LLP as the Company's independent registered public accountants (Proposal 2), "FOR" Yucaipa's Proposal to Amend the Poison Pill (Proposal 3), and in the proxy holder's discretion as to any other matters that may properly come before the Annual Meeting and that are unknown a reasonable time before Yucaipa's solicitation of proxies.

Yucaipa is NOT seeking authority and WILL NOT exercise any authority to vote for any of the Company's director nominees. You should refer to the Company's proxy statement and form of proxy for the names, background, qualifications and other information concerning the Company's nominees.

YUCAIPA RECOMMENDS THAT YOU VOTE "FOR" YUCAIPA'S DIRECTOR NOMINEES (PROPOSAL 1), "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

Proposal 1: Election of Directors. Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P. are nominating Ronald W. Burkle, Stephen F. Bollenbach and Michael S. McQuary for election to the Board of Directors, to serve as directors of Barnes & Noble until the 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominees: (1) Ronald W. Burkle (2) Stephen F. Bollenbach (3) Michael S. McQuary

☐ **FOR ALL** ☐ **WITHHOLD FROM ALL** ☐ **FOR ALL, WITH EXCEPTIONS**

SAMPLE

Note: If you do not wish to vote "FOR" a particular nominee, mark the "For All With Exceptions" box and write in the names(s) of the specific nominee(s) you do not support in the space provided above.

Proposal 2: Ratification of the Appointment of BDO USA, LLP as independent registered public accountants for the Company's fiscal year ending April 30, 2011. This proposal is being proposed by the Company.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Proposal 3: Yucaipa's Proposal to Amend the Poison Pill. This proposal is being proposed by Yucaipa.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

The proxy holders named herein or their substitutes will vote in their discretion upon any other business that may properly come before the Annual Meeting and that is unknown a reasonable time before Yucaipa's solicitation of proxies. The proxy will be valid until the completion of the Annual Meeting.

(CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE.)

10.	What does the GOLD voting instruction form from a bank or broker look like?

11.	What does the GOLD 401(k) voting instruction card from Fidelity look like?

12.	Who can I call if I have questions about voting?

If you have any questions about how to vote or if you need additional assistance, please call MacKenzie Partners, Yucaipa’s proxy solicitor, at (212) 929-5500 (Call Collect) or TOLL-FREE (800) 322-2885.

* * *

This communication is being directed to you by Yucaipa because you are an employee of Barnes & Noble. Yucaipa is not acting as a fiduciary or providing any investment advice relating to Barnes & Noble’s 401(k) Plan.

Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P. (collectively, “Yucaipa”) have filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) in connection with Yucaipa’s solicitation of proxies to elect its nominees to the Barnes & Noble Board of Directors and to approve its proposal to amend Barnes & Noble’s poison pill at the 2010 Annual Meeting of Stockholders. Barnes & Noble stockholders should read Yucaipa’s definitive proxy statement and its other publicly-filed proxy materials as they become available, because they contain important information. Information regarding the direct and indirect interests of Yucaipa and each other participant in the solicitation of proxies by Yucaipa are included in Yucaipa’s proxy materials filed with the SEC. Yucaipa’s proxy materials may be accessed without charge at www.viewourmaterial.com/BKS and at the SEC’s website at www.sec.gov. Stockholders who need assistance voting their shares may contact MacKenzie Partners, Inc., Yucaipa’s proxy solicitor by calling (800) 322-2885 or e-mailing bks@mackenziepartners.com.

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